Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Jurisdiction
Agridzaar Limited	Cyprus
Airgare Limited	England and Wales
Alcotec Wire Corporation	Delaware
Alloy Rods Global Inc.	Delaware
Allweiler AS	Norway
Allweiler Finland Oy AB	Finland
Allweiler GmbH	Germany
Allweiler Group GmbH	Germany
Anderson Group Inc.	Delaware
AS ESAB	Norway
Austcold Refrigeration Pty Limited	Australia
Baric Holdings Limited	England and Wales
Baric Systems Limited	England and Wales
Brunner Corporation	Panama
Buffalo Forge SA de CV	Mexico
Canadian Chemical Cleaning Services Inc.	Canada
Canadian Cylinder Company Limited	Canada
CAST Limited	England and Wales
CAST Resources Limited	England and Wales
Cecil Holdings Limited	England and Wales
Central Mining Finance Limited	England and Wales
Charter Central Finance Limited	England and Wales
Charter Central Services Limited	England and Wales
Charter Consolidated Financial Services Limited	England and Wales
Charter Consolidated Holdings Limited	England and Wales
Charter Consolidated Limited	England and Wales
Charter Finance S.a.r.l.	Luxembourg
Charter Industries Limited	England and Wales
Charter International Jersey Funding Limited	Jersey
Charter International Limited	Jersey
Charter Limited	England and Wales
Charter Overseas Holdings Limited	England and Wales
Chartertop Limited	Ireland
Cigweld (M) SDN BHD	Malaysia
Cigweld Pty Ltd.	Australia
Clarus Fluid Intelligence, LLC	Alaska
CLFX Europe Finance Ltd	England and Wales
CLFX Netherlands Finance CV	Netherlands
CLFX Sub Holding LLC	Delaware
CLFX Sub Ltd.	England and Wales
CLFX Sweden CV	Netherlands
Colfax (Wuxi) Pump Company Limited	China
Colfax Pump (Weihai) Company Limited	China
Colfax do Brasil - Produtos e Servicos Para Fluidos Ltda	Brazil
Colfax Fluid Handling Finance Limited	Ireland
Colfax Fluid Handling Holding BV	Netherlands
Colfax Fluid Handling LLC	Delaware
Colfax Fluid Handling Middle East Limited	England and Wales
Colfax Group GmbH	Germany

Colfax IMO Pompes	France
Colfax Jersey Finance Limited	Jersey
Colfax Netherlands Holding BV	Netherlands
Colfax Pompe SpA	Italy
Colfax Receivables LLC	Delaware
Colfax UK Finance Limited	England and Wales
Colfax UK Holdings Limited	England and Wales
Comercializadora de Electrodos Venezuela COMELVEN C.A.	Venezuela
Comercializadora Thermadyne S. de R.L. de C.V.	Mexico
Conarco Alambres y Soldaduras SA	Argentina
Condor Equipamentos Industriais Ltda	Brazil
Constellation Pumps Corporation	Delaware
Davidson Group Limited	Jersey
Distribution Mining & Equipment Company, LLC	Delaware
Ember Overseas Holdings Limited	England and Wales
EMSA Holdings Inc.	Delaware
Engart Fans Limited	England and Wales
ESAB (Australia) Pty Ltd	Australia
ESAB (Malaysia) SDN BHD	Malaysia
ESAB AB	Sweden
ESAB ApS	Denmark
ESAB Argentina SA	Argentina
ESAB Asia/Pacific Pte. Limited	Singapore
ESAB Automation Cutting and Wlding Equipment (Wuxi) Co., LTD	China
ESAB Bulgaria EAD	Bulgaria
ESAB CentroAmerica SA	Panama
ESAB Chile SA	Chile
ESAB Comercio e Industria de Soldadura Lda	Portugal
ESAB CZ, s.r.o. èlen koncernu	Czech Republic
ESAB Equipment & Machinery Manufacturing (Zhangjiagang) Co Limited	China
ESAB Europe GmbH	Switzerland
ESAB Europe Holdings Limited	Ireland
ESAB France SAS	France
ESAB Gesellschaft m.b.H.	Austria
ESAB Group (Ireland) Limited	Ireland
ESAB Group (UK) Limited	England and Wales
ESAB Group BV	Netherlands
ESAB Group Canada Inc.	Canada
ESAB Group Russia Limited	England and Wales
ESAB Holdings Limited	England and Wales
ESAB Iberica SAU	Spain
ESAB India Limited	India
ESAB Industria e Comercio Ltda	Brazil
ESAB International Aktiebolag	Sweden
ESAB Kazakhstan LLC	Kazakhstan
ESAB Kft.	Hungary
ESAB KK	Japan
ESAB Limited Liability Company	Russian Federation
ESAB Mexico SA de CV	Mexico
ESAB Middle East FZE	United Arab Emirates
ESAB Nederland B.V.	Netherlands
ESAB Pensions Limited	England and Wales
ESAB Polska Sp. z.o.o.	Poland
ESAB Romania Trading SRL	Romania

ESAB Russia Limited	England and Wales
ESAB Saldatura SpA	Italy
ESAB SeAH Corporation	Korea
ESAB SeAH Welding Products (Yantai) Co. Limited	China
ESAB Slovakia sro	Slovakia
ESAB Sp. z.o.o.	Poland
ESAB Sweden Holdings AB	Sweden
ESAB Technology Limited	England and Wales
ESAB Tyumen Limited Liability Company	Russian Federation
ESAB Ukraine LLC	Ukraine
ESAB VAMBERK, s.r.o., èlen koncernu	Czech Republic
ESAB Welding & Cutting Products (Shanghai) Management Company Limited	China
ESAB Welding Products (Jiangsu) Co Limited	China
ESAB Welding Products (Weihai) Co Limited	China
ESAB-Mor Welding Kft	Hungary
ESAB-SVEL Limited Liability Company	Russian Federation
Eutectic do Brasil Ltda.	Brazil
Evrador Trading Limited	Cyprus
Exelvia (Bermuda) Limited	Bermuda
Exelvia Company	England and Wales
Exelvia Cyprus Limited	Cyprus
Exelvia France SAS	France
Exelvia Group India BV	Netherlands
Exelvia Holding Limitada	Brazil
Exelvia Holdings BV	Netherlands
Exelvia International Holdings BV	Netherlands
Exelvia Investments Limited	England and Wales
Exelvia Ireland	Ireland
Exelvia Netherlands BV	Netherlands
Exelvia Overseas Limited	England and Wales
Exelvia Properties Limited	England and Wales
Fan Group Inc.	Delaware
Gas-Arc Group Limited	England and Wales
HCL Pension Trustee Limited	England and Wales
HE Deutschland Holdings GmbH	Germany
Hobart Overseas Holdings Limited	England and Wales
Hobart Place Investments Limited	Scotland
Houttuin BV	Netherlands
Howden Africa (Proprietary) Limited	South Africa
Howden Africa Holdings Limited	South Africa
Howden Air & Gas India Private Limited	India
Howden Alphair Ventilating Systems Inc.	Canada
Howden American Fan Company	Delaware
Howden Australia Pty Limited	Australia
Howden Axial Fans AB	Sweden
Howden Axial Fans ApS	Denmark
Howden Axial Fans GmbH	Germany
Howden BC Compressors	France
Howden Burton Corblin Asia Limited	Hong Kong
Howden Chile SpA	Chile
Howden CKD Compressors s.r.o	Czech Republic
Howden Compressors Limited	Scotland
Howden Compressors, Inc.	Delaware
Howden Construction Services Inc.	Delaware

Howden Covent Fans Inc.	Canada
Howden Donkin (Proprietary) Limited	South Africa
Howden Engineering (SE Asia) Limited	Hong Kong
Howden Engineering Limited	Scotland
Howden France SA	France
Howden Group BV	Netherlands
Howden Group Limited	England and Wales
Howden Group Netherlands BV	Netherlands
Howden Group South Africa Limited	South Africa
Howden Holdings ApS	Denmark
Howden Holdings BV	Netherlands
Howden Holdings Limited	England and Wales
Howden Hua Engineering Company Limited	China
Howden International Holdings BV	Netherlands
Howden Korea Limited	Korea
Howden Limited Liability Company	Russian Federation
Howden Melbourne Pty Limited	Australia
Howden Mexico Calentadores Regenerativos SRL de CV	Mexico
Howden Netherlands B.V.	Netherlands
Howden North America Inc.	Delaware
Howden Roots LLC	Delaware
Howden SA Holdings Pry Ltd	South Africa
Howden Sirocco Group Limited	Scotland
Howden Solyvent (India) Pvt Ltd	India
Howden Solyvent-Ventec SAS	France
Howden South America Ventiladores e Compressores Industria e Comercio Ltda	Brazil
Howden Spain SL	Spain
Howden Taiwan Company Limited	Taiwan
Howden Thomassen Australasia Pty Ltd	Australia
Howden Thomassen Comercio E Servicos de Compressores do Brasil Ltda	Brazil
Howden Thomassen Compressors BV	Netherlands
Howden Thomassen Compressors India Private Ltd	India
Howden Thomassen Far East Pte Ltd	Singapore
Howden Thomassen Middle East FZCO	United Arab Emirates
Howden Thomassen Service Europe BV	Netherlands
Howden Turbo Fans Oy	Finland
Howden Turbowerke GmbH	Germany
Howden UK BV	Netherlands
Howden UK Limited	Northern Ireland
Howden Water Technology A/S	Denmark
I/S Susaa	Denmark
IMO AB	Sweden
Imo Holdings, Inc.	Delaware
Imo Industries (Canada) Inc.	Canada
Imo Industries Inc.	Delaware
Imovest Inc.	Delaware
Industrial & Scientific Gas Control Systems, Ltd.	England and Wales
Inmobiliaria Tepalcapa SA de CV	Mexico
Interamic (Netherlands) B.V.	Netherlands
James Howden & Company Limited	Scotland
James Howden & Godfrey Overseas Limited	Scotland
James Howden (Thailand) Limited	Thailand
James Howden Holdings (Pty) Limited	South Africa
LSC Lubrication Systems Company (Beijing) Co., Ltd	China

Lubritech Argentina, S.R.L	Argentina
Lubritech Caribbean Limited	Trinidad & Tobago
Lubritech do Brasil Servicos de Lubrificacao Ltda.	Brazil
Lubritech Peru S.A.C.	Peru
Lubritech Venezuela C.A.	Venezuela
Macromax Corporation	Panama
Magnus Ireland	Ireland
Margarita SA	Argentina
Mining Machines Limited	Scotland
Novenco Aerex Limited	England and Wales
NV ESAB	Belgium
Oy ESAB	Finland
OZAS-ESAB Sp. z o.o.	Poland
PD-Technik Ingenieurbüro GmbH	Germany
Portland Valve LLC	Delaware
PT Karya Yasantara Cakti	Indonesia
Rosscor Asia Pte Ltd.	Singapore
Rosscor B.V.	Netherlands
Rosscor Malaysia Sdn Bhd	Malaysia
SES International B.V.	Netherlands
Shawebone Holdings Inc.	Delaware
SIAM ESAB Welding & Cutting Limited	Thailand
Sicelub Colombia Ltda.	Colombia
Sicelub Ecuador S.A.	Ecuador
Sicelub Iberico S.L.	Spain
Sicelub Italia S.R.L.	Italy
Sicelub, S.A. de C.V	Mexico
Sistemas Centrales de Lubricación, S.A.P.I. de C.V.	Mexico
Soldaduras Megriweld S.A.S.	Colombia
Soldaduras West Arco S.A.S.	Colombia
Soldex Holdings I LLC	Delaware
Soldex Holdings II LLC	Delaware
Soldex LLC	Delaware
Soldex S.A.	Peru
Soluciones Venezolanas en Soldaduras SOLVENSOL C.A.	Venezuela
Solyvent Do Brasil Ventiladores Industriais Ltda	Brazil
Stoody Company	Delaware
Sychevsky Electrode Plant	Russian Federation
The British South Africa Company	England and Wales
The Central Mining & Investment Corporation Limited	England and Wales
The ESAB Group Inc.	Delaware
Thermadyne Brazil Holdings Ltd	Cayman Islands
Thermadyne de Mexico S.A. de C.V.	Mexico
Thermadyne South America Holdings Ltd.	Cayman Islands
Thermadyne Victor Ltda.	Brazil
Thermal Dynamics Oy	Finland
TLT Babcock Europe Kft.	Hungary
TLT Babcock India Private Limited	India
Total Lubrication Management Company	Delaware
Tushaco Pumps Private Limited	India
Van Dam Machine GmbH	Germany
Ventilation Holding France SAS	France
Victor (Ningbo) Cutting & Welding Equipment Manufacturing Co., Ltd.	China
Victor (Ningbo) Cutting & Welding Equipment Trade & Commerce Co., Ltd.	China

Victor Equipment Company	Delaware
Victor Equipment de Mexico S.A. de C.V.	Mexico
Victor Technologies (UK) Limited	England and Wales
Victor Technologies Asia SDN BHD	Malaysia
Victor Technologies Asia/Pacific Pte. Ltd	Singapore
Victor Technologies Australia Pty Ltd.	Australia
Victor Technologies Canada Ltd.	Canada
Victor Technologies GmbH	Germany
Victor Technologies Group, Inc.	Delaware
Victor Technologies Holdings, Inc.	Delaware
Victor Technologies International, Inc.	Delaware
Victor Technologies Limited	England and Wales
Victor Technologies Partnership LLP (UK)	England and Wales
Victor Technologies SRL	Italy
Warren Pumps LLC	Delaware
Weldcure Limited	England and Wales
York Investments Limited	Bermuda